                                                                                                       Exhibit 10.3
            [GRAPHIC OMITTED][GRAPHIC OMITTED][GRAPHIC OMITTED]

HSBC Bank USA, National Association
    452 Fifth Avenue
    New York, NY  10018
    Fax: (212) 525-5517

Date:                      July 2, 2007

To:                        LaSalle Bank National Association, not in its individual capacity but solely in its capacity as Trustee for the benefit of the RAAC Series 2007-SP2 Supplemental Interest
                           Trust

                           135 South LaSalle Street, Suite
                           1511                                                            Chicago, IL
                           60603
                           Attn: Global Securities and Trust Services, RAAC Series 2007-SP2

Attention:                 RAAC Series 2007-SP2 Trust
Telephone no.:             (312) 904-4373
Facsimile no.:             (312) 904-1368

Cc:                        Kimberly Sturm

Our Reference:             Global No. 481986HN

Re:      Interest Rate Swap Transaction

Ladies and Gentlemen:

The purpose of this letter  agreement  is to set forth the terms and  conditions  of the  transaction  entered into between HSBC Bank USA,  National  Association  ("Party A") and RAAC Series 2007-SP2  Trust,  acting through LaSalle
Bank  National  Association,  not in its  individual  capacity but solely as Trustee for the benefit of RAAC Series
2007-SP2  Trust  ("Party  B") on the  Trade  Date  specified  below  (the  "Transaction").  This  letter  agreement constitutes a "Confirmation" as referred to in the Agreement specified below.

The definitions  and provisions  contained in the 2000 ISDA  Definitions  (the  "Definitions")  as published by the
International  Swaps and Derivatives  Association,  Inc. are incorporated by reference  herein. In the event of any inconsistency  between the Definitions and this  Confirmation,  this Confirmation will govern. For purposes of this
Transaction,  any  capitalized  and  undefined  terms  contained  herein  (other  than the  capitalized  terms  the definitions  of which are  contained in the  Definitions)  shall have the meanings  ascribed to them in the Pooling and  Servicing  Agreement  dated as of July 7, 2007 (the "Pooling and  Servicing  Agreement")  relating to the RAAC
Series  2007-SP2  Trust  Mortgage  Asset-Backed  Pass-Through  Certificates,   Series  2007-SP2,  which  is  hereby
incorporated by reference into this Confirmation.

1.       This Confirmation evidences a complete and binding agreement between Party A and Party B as to the terms of the Transaction to which this Confirmation relates. This Confirmation, together with all other documents referring to the ISDA Form, as defined below, confirming the Transaction entered into between us shall supplement, form a part of, and be subject to an agreement in the form of the 1992 ISDA Master
         Agreement (Multicurrency-Cross Border) (the "ISDA Form") (as may be amended, modified or supplemented from time to time, the "Agreement") as if we had executed an agreement on the Trade Date of the first such Transaction between us in such form, with the Schedule thereto specifying only that (a) the governing law is the laws of the State of New York, and (b) the Termination Currency is U.S. Dollars.
         In the event of any inconsistency between the terms of this Confirmation, and the terms of the
         Agreement, this Confirmation will prevail for the purpose of this Transaction.

2.       The terms of the particular Transaction to which this Confirmation relates are as follows:-

         Notional Amount:                              With  respect to any  Calculation  Period  during  which the
                                                       Reference  Transaction has not been terminated,  the lesser, if any,  of (A) the amount set forth on  Schedule A attached hereto and (B) the outstanding  aggregate  principal balance of  the  Class  A  Certificates  and  Class  M  Certificates
                                                       immediately   prior  to  the  related  Floating  Rate  Payer
                                                       Period  End  Date.  Party  A will  be  able  to  access  the outstanding  aggregate  principal balance of the Class A and
                                                       Class M  Certificates  via the  Trustee's  internet  website
                                                       http://www.etrustee.net   "RAAC  SERIES   2007-SP2"  as  the
                                                       deal.  This  information  will be posted at least 5 Business
                                                       Days prior to the related Payment Date.

         Trade Date:                                 June 27, 2007

         Effective Date:                             July 25, 2007

         Termination Date:                           June 25, 2012, subject to adjustment in accordance with the
                                                     Following Business Day Convention.

Fixed Amounts:

         Fixed Rate Payer:                           Party B

         Fixed Rate Payer
         Period End Dates:                           The 25th calendar day of each month of each year, commencing
                                                     August 25, 2007, through and including the Termination Date, subject to adjustment in accordance with the Following
                                                     Business Day Convention

         Fixed Rate Payer
         Payment Dates:                              Delayed Payment - Two (2) Business Days prior to each Fixed
                                                     Rate Payer Period End Date

         Fixed Rate:                                 5.3490%

         Fixed Rate Day
         Count Fraction:                             30/360

Floating Amounts:

         Floating Rate Payer:                        Party A

         Floating Rate Payer
         Period End Dates:                           The 25th calendar day of each month of each year, commencing
                                                     August 25, 2007, through and including the Termination Date, subject to adjustment in accordance with the Following
                                                     Business Day Convention.

         Floating Rate Payer
         Payment Dates:                              Early Payment - Two Business Days prior to each Floating
                                                     Rate Payer Period End Date

         Floating Rate Option:                       USD-LIBOR-BBA

         Designated Maturity:                        One month

         Spread:                                     None

         Floating Rate Day
         Count Fraction:                             Actual/360

         Floating Rate for initial
         Calculation Period:                         To be determined

         Reset Dates:                                The first Business Day in each Calculation Period.

         Compounding:                                Not applicable

               Business Days:                        New York

3.       ACCOUNT DETAILS:

         Payments to Party A:       HSBC Bank USA, National Association
                                                       ABA # 021-001-088
                                                       For credit to Department 299
                                                       A/C: 000-04929-8
                                                       HSBC Derivative Products Group

         Payments to Party B:       LaSalle Bank
                                    ABA # 071000505
                                    LaSalle CHGO/CTR/BNF:/LaSalle Trust
                                    Account # 724879.2
                                    Attn: RAAC Series 2007-SP2

4.       OFFICES:

         The Office for Party A for this Transaction is New York, NY.

         The Office of Party B for this Transaction is Chicago, IL.

5.       CALCULATION AGENT:                 Party A

6.       REPRESENTATIONS.

Each party will be deemed to  represent  to the other  party on the date on which it enters  into this  Transaction that  (absent a written  agreement  between the parties  that  expressly  imposes  affirmative  obligations  to the contrary for this Transaction):

(i)        NON-RELIANCE.  It is acting for its own account, and it has made its own independent  decisions to enter into this  Transaction  and as to  whether  this  Transaction  is  appropriate  or proper for it based upon its own judgment  and upon advice from such  advisers as it has deemed  necessary.  It is not relying on any  communication
(written or oral) of the other party as investment  advice or as a recommendation  to enter into this  Transaction;
it being  understood that  information  and  explanations  related to the terms and conditions of this  Transaction shall not be considered  investment  advice or a recommendation  to enter into this  Transaction.  No communication
(written  or oral)  received  from the other  party  shall be  deemed to be an  assurance  or  guarantee  as to the expected results of this, as Trustee,  Transaction.  Notwithstanding the foregoing,  the parties agree that LaSalle
Bank National  Association has executed this Confirmation  pursuant to the direction received by it pursuant to the
Pooling and Servicing Agreement.

(ii)       ASSESSMENT AND  UNDERSTANDING.  It is capable of assessing the merits of and  understanding  (on its own behalf or through independent  professional  advice), and understands and accepts, the terms,  conditions and risks of this  Transaction.  It is also capable of  assuming,  and assumes,  the risks of this,  as Trustee  Transaction.
Notwithstanding  the  foregoing,  the parties  agree that the LaSalle Bank National  Association  has executed this
Confirmation pursuant to the direction received by it pursuant to the Pooling and Servicing Agreement.

(iii)      STATUS OF PARTIES.  The other party is not acting as a fiduciary  for, or an adviser to it in respect of this Transaction.

(iv)       PARI PASSU:  Party A represents that its obligations  under this  Confirmation  rank pari passu with all of its other unsecured, unsubordinated obligations except those obligations preferred by operation of law.

7.       ISDA FORM.

(a)      "Specified Entity" means, in relation to Party A, for the purpose of Section 5(a)(v), Section 5(a)(vi),
Section 5(a)(vii) and Section 5(b)(iv): Not Applicable.

(b)       "Specified Entity" means, in relation to Party B for the purpose of Section 5(a)(v), Section 5(a)(vi),
Section 5(a)(vii) and Section 5(b)(iv): Not Applicable.
(c)      "Specified Indebtedness" will have the meaning specified in Section 14 of the ISDA Form, provided that
Specified Indebtedness shall not include deposits received in the course of a party's ordinary banking business.

(d)      "Specified Transaction" will have the meaning specified in Section 14 of the ISDA Form.

(e)      "Threshold Amount" means, with respect to Party A (or its Credit Support Provider), 3% of shareholders'
equity as described in its most recently published audited financial statement or its equivalent in any currency.

(f)      Sections 5(a)(ii), 5(a)(iii), 5(a)(iv) and 5(a)(vi) of the ISDA Form will not apply to Party B; provided that Section 5(a)(iii) of the ISDA Form shall apply to Party B to the extent that Party B fails to return a
Return Amount under the Credit Support Annex.  With respect to Party A and Party B, the provisions of Section
5(a)(v) of the ISDA Form will not apply.

(g)      Section  5(a)(vi)  of the  ISDA  Form  "Cross  Default"  applies  to  Party A,  provided,  however,  that, notwithstanding  the  foregoing,  an Event of Default shall not occur under either (i) or (ii) above if (A) (I) the default,  or other  similar  event or  condition  referred to in (1) or the failure to pay  referred to in (2) is a failure to pay or deliver  caused by an error or omission of an  administrative  or  operational  nature,  and (II)
funds or the asset to be  delivered  were  available  to such  party to enable it to make the  relevant  payment or delivery  when due and (III) such  payment or delivery  is made  within  three (3) Local  Business  Days  following receipt of written  notice from an interested  party of such failure to pay, or (B) such party was  precluded  from paying, or was unable to pay, using reasonable  means,  through the office of the party through which it was acting for purposes of the relevant  Specified  Indebtedness,  by reason of force  majeure,  act of State,  illegality  or impossibility.

(h)      Section  5(a)(vii)  of the ISDA Form applies to Party A and Party B;  provided  that with respect to Party
B,  clauses  (2),  (7) and (9) will not be  applicable  as an Event of Default to the extent such event  relates to nonpayment of indebtedness  other than that of the related class of Notes;  clause (4) will not apply to Party B to the  extent  that  it  refers  to  proceedings  or  petitions  instituted  or  presented  by  Party A or any of its
Affiliates;  clause  (6) will not apply to Party B to the  extent  that it refers  to (i) any  appointment  that is contemplated or effected by the Transaction  Documents or (ii) any appointment  that Party B has not become subject
to);  clause (8) will not apply to Party B to the extent  that it applies to Sections  5(a)(vii)(2)(4)(6),  and (7)
of the ISDA Form (except to the extent that such provisions are not disapplied with respect to Party B.

(i)      The "Credit Event Upon Merger" provisions of Section 5(b)(iv) of the ISDA Form will not apply to Party A or Party B.

(j)      The "Automatic Early Termination" provision of Section 6(a) of the ISDA Form will not apply to Party A or Party B.

(k)      The "Tax Event Upon Merger" provisions of Section 5(b)(iii) of the ISDA Form will apply, provided that
Party A shall not be entitled to designate an Early Termination Date by reason of a Tax Event upon Merger in respect of which it is the Affected Party.

(l)      Section 6(b)(ii) of the ISDA Form will apply; provided that the words "or if a Tax Event Upon Merger occurs and the Burdened Party is the Affected Party" shall be deleted.

(m)      The ISDA Form will be governed by, and construed in accordance with, the laws of the State of New York without reference to its conflict of laws provisions (except for Sections 5-1401 and 5-1402 of the New York
General Obligations Law).

(n)      The phrase "Termination Currency" means United States Dollars.

(o)      For the purpose of Section 6(e) of the ISDA Form:

                  (i)      Market Quotation will apply and the Second Method will apply;  provided,  however,  with respect to an early  termination in which Party A is the Defaulting  Party or sole Affected Party in respect of an Additional Termination Event or Tax Event Upon Merger,  notwithstanding  Section
                  6 of the ISDA Form the  following  amendment to  Agreement  set forth in  paragraphs  (i) to (ix)
                  below shall apply:

                  For the purposes of Section  6(d)(i) of the ISDA Form,  Party B's obligation  with respect to the extent of information to be provided with its calculations is limited to information  Party B has already  received in writing which Party B is able to release  without  breaching any contractual obligations or the provisions of any law applicable to Party B.

                  The  definition  of "Market  Quotation"  shall be deleted in its entirety  and replaced  with the following:

                  "Market  Quotation"  means,  with respect to one or more  Terminated  Transactions,  a Firm Offer which is (1) made by a Reference Market-maker that is an Eligible Replacement,  (2) for an amount that would be paid to Party B  (expressed  as a negative  number) or by Party B  (expressed  as a
                  positive  number)  in  consideration  of  an  agreement   between  Party  B  and  such  Reference
                  Market-maker  to enter into a transaction  (the  "Replacement  Transaction")  that would have the effect of preserving for such party the economic  equivalent of any payment or delivery  (whether the  underlying  obligation  was absolute or  contingent  and assuming the  satisfaction  of each applicable  condition  precedent)  by the  parties  under  Section  2(a)(i)  in  respect  of such
                  Terminated  Transactions or group of Terminated  Transactions  that would, but for the occurrence of the relevant  Early  Termination  Date,  have been required  after that Date,  (3) made on the basis that Unpaid Amounts in respect of the Terminated  Transaction or group of Transactions  are to be excluded but, without limitation,  any payment or delivery that would, but for the relevant
                  Early Termination Date, have been required  (assuming  satisfaction of each applicable  condition precedent)  after  that Early  Termination  Date is to be  included  and (4) made in respect of a
                  Replacement  Transaction with terms  substantially  the same as those of this Agreement (save for the exclusion of provisions relating to Transactions that are not Terminated Transactions)."

                  (ii)     The  definition  of  "Settlement  Amount"  shall be deleted in its entirety and replaced with the following:

                  "Settlement  Amount" means,  with respect to any Early Termination Date, an amount (as determined by Party B in  accordance  with the Pooling and  Servicing  Agreement)  equal to the  Termination
                  Currency  Equivalent of the amount (whether positive or negative) of any Market Quotation for the relevant Terminated  Transaction or group of Terminated  Transactions that is accepted by Party B in accordance with the Pooling and Servicing Agreement so as to become legally binding,  provided that:

                           (a) if,  on or  prior  to such  Early  Termination  Date,  a  Market  Quotation  for the
                           relevant  Terminated  Transaction  or group of  Terminated  Transactions  is accepted by
                           Party B so as to become legally  binding,  the  Termination  Currency  Equivalent of the amount (whether positive or negative) of such Market Quotation;

                           (b)  if,  on  such  Early  Termination  Date,  no  Market  Quotation  for  the  relevant
                           Terminated  Transaction  or group of Terminated  Transactions  is accepted by Party B so as to become legally binding and one or more Market  Quotations  have been  communicated to Party B and remain capably of becoming  legally  binding upon  acceptance by Party B, the  Termination  Currency  Equivalent of the amount  (whether  positive or negative) of the lowest of such Market Quotation;

                           (c)  if,  on  such  Early  Termination  Date,  no  Market  Quotation  for  the  relevant
                           Terminated  Transaction  or group of Terminated  Transactions  is accepted by Party B so as to become legally binding and no Market  Quotations  have been  communicated to Party
                           B and remain capable of becoming  legally  binding upon acceptance by Party B, Party B's
                           Loss  (whether  positive or negative and without  reference  to Unpaid  Amounts) for the relevant Terminated Transaction or group of Terminated Transactions; and

                           (d) At any time on or before  the  Early  Termination  Date at which two or more  Market
                           Quotations  have been  communicated  to Party B and remain  capable of becoming  legally binding  upon  acceptance  by Party B,  Party B shall be  entitled  to  accept  only the lowest of such Market  Quotations  (for the avoidance of doubt,  (i) a Market  Quotation expressed  as a  negative  number  is  lower  than a  Market  Quotation  expressed  as a positive  number  and (ii) the lower of two  Market  Quotations  expressed  as  negative numbers is the one with the largest absolute value).

                  (iii)    For the purpose of  sub-paragraph  (4) of the  definition of Market  Quotation,  Party B shall determine in its sole  discretion in accordance  with the Pooling and Servicing  Agreement, acting  in a  commercially  reasonable  manner,  whether  a Firm  Offer is made in  respect  of a
                  Replacement  Transaction with commercial terms  substantially the same as those of this Agreement
                  (save  for the  exclusion  of  provisions  relating  to  Transactions  that  are  not  Terminated
                  Transactions).

                  (iv)     If Party B requests  Party A in writing to obtain Market  Quotations,  Party A shall use its reasonable efforts to do so before the Early Termination Date

                   (v)     If the  Settlement  Amount is a negative  number,  Section  6(e)(i)(3)  of the ISDA Form shall be deleted in its entirety and replaced with the following:

                  "SECOND METHOD AND MARKET  QUOTATION.  If Second Method and Market  Quotation  apply, (1) Party B shall pay to Party A an amount equal to the absolute  value of the  Settlement  Amount in respect of the  Terminated  Transactions,  (2)  Party B shall  pay to  Party A the  Termination  Currency
                  Equivalent  of the  Unpaid  Amounts  owing  to Party A and (3)  Party A shall  pay to Party B the
                  Termination  Currency  Equivalent of the Unpaid  Amounts owing to Party B, provided that, (i) the amounts  payable under clauses (2) and (3) shall be subject to netting in accordance with Section
                  2(c) of this  Agreement  and (ii)  notwithstanding  any other  provision of this  Agreement,  any amount payable by Party A under clause (3) shall not be netted-off  against any amount payable by
                  Party B under clause (1)."

(p)      Multibranch Party.  For the purpose of Section 10(c) of the ISDA Form: (a)  Party A is  not a
Multibranch Party; and (b) Party B is not a Multibranch Party.

(q)      Credit Support Document.  Initially with respect to Party A, a Credit Support Annex and any guaranty in support of Party A's obligations. With respect to Party B, a Credit Support Annex, but only with respect to
Paragraph 3(b) of such Credit Support Annex.

(r)      Credit Support Provider.  In relation to Party A: Not Applicable. In relation to Party B: Not Applicable.

(s)      Section 12(a)(ii) of the ISDA Form is deleted in its entirety.

(t)      Party A may assign or transfer its rights and obligations hereunder to any entity pursuant to Section 9 of this Agreement.  This Transaction shall not be amended or modified pursuant to Section 9(b) of the ISDA Form unless the Rating Agency Condition is satisfied.

(u)      Notwithstanding  any provision of this Transaction or any other existing or future  agreement,  each party irrevocably  waives any and all rights it may have to set off,  net,  recoup or  otherwise  withhold  or suspend or condition  payment  or  performance  of any  obligation  between  it and the  other  party  hereunder  against  any obligation  between it and the other  party under any other  agreements.  The  provisions  for Set-off set forth in
Section 6(e) of the Agreement shall not apply for purposes of this Transaction.

8.       LIMITATION OF LIABILITY.

         Notwithstanding  anything  herein to the contrary,  it is expressly  understood  and agreed by the parties hereto that (a) this  Confirmation  is executed  and  delivered  by LaSalle  Bank  National  Association  ("LaSalle
Bank"),  not  individually  or  personally,  but solely as Trustee of the the RAAC Series  2007-SP2  Trust,  in the
exercise of the powers and  authority  conferred  and vested in it, (b) each of the  representations,  undertakings and  agreements  herein made on the part of the RAAC Series  2007-SP2  Trust is made and  intended  not as personal representations,  undertakings  and  agreements by LaSalle Bank but is made and intended for the purpose of binding only the RAAC Series 2007-SP2 Trust,  (c) nothing herein  contained shall be construed as creating any liability on
LaSalle Bank,  individually or personally,  to perform any covenant either expressed or implied  contained  herein, all such  liability,  if any, being  expressly  waived by the parties hereto and by any Person claiming by, through or under the parties  hereto;  provided that nothing in this paragraph  shall relieve  LaSalle Bank from performing its duties and  obligations  under the Pooling and Servicing  Agreement in accordance with the standard of care set forth  therein,  and (d) under no  circumstances  shall  LaSalle Bank be  personally  liable for the payment of any indebtedness  or  expenses  of the RAAC  Series  2007-SP2  Trust or be  liable  for the  breach or  failure  of any obligation,  representation,  warranty or covenant made or undertaken by the RAAC Series  2007-SP2 Trust under this
Confirmation or any other related documents.

9.       ADDITIONAL PROVISIONS.

         (I)  DOWNGRADE  OF PARTY A. If a Ratings  Event (as  defined  below)  shall occur and be  continuing  with respect to Party A, then Party A shall (A) within 5 Business  Days of such  Ratings  Event,  give notice to Party B of the  occurrence of such Ratings  Event,  and (B)  (x)within 30 calendar  days after the  occurrence of a Ratings
Event,  with  respect to Fitch or,  (y)  within 10  Business  Days with  respect to Party A (or its Credit  Support
Provider) that is a Financial  Institution  with respect to S&P; either (i) use reasonable  efforts to transfer (at its own cost) Party A's rights and  obligations  hereunder to another party,  subject to satisfaction of the Rating
Agency  Condition (as defined  below),  (ii) post Eligible  Collateral in accordance  with the Credit Support Annex attached  hereto and made a part hereof or (iii) obtain a guaranty  which  satisfies the Rating  Agency  Condition.
Party A's obligations to find a transferee,  to post Eligible  Collateral under such Credit Support Annex or obtain a guarantor  shall  remain in effect only for so long as a Ratings  Event is  continuing  with  respect to Party A.
For the purpose  hereof,  a "Ratings  Event"  shall  occur in that event that (1) Party A's (or its Credit  Support
Provider's)  short-term  unsecured  and  unsubordinated  debt  rating is reduced  below  "A-1" by Standard & Poor's
Ratings  Service  ("S&P") (or if its  short-term  rating is not  available by S&P, in the event that its  long-term unsecured and  unsubordinated  debt rating is reduced below "A+" by S&P) and with respect to Party A (or its Credit
Support  Provider)  such  entity is a  Financial  Institution  (an "S&P  Approved  Ratings  Downgrade")  or (2) its
short-term  unsecured and  unsubordinated  debt rating is reduced below "F1" by Fitch,  Inc.  ("Fitch") (or, if its short-term rating is not available by Fitch), its long-term  unsecured and unsubordinated  debt rating is withdrawn or reduced below "A" by Fitch or (iii) if Party A fails to satisfy the Moody's  Downgrade  provisions  set forth in
Section 9(ii) hereof.

If an S&P Required  Rating  Downgrade  (as defined  below) shall occur and be  continuing  with respect to Party A, then Party A shall within 2 Business  Days of such S&P  Required  Rating  Downgrade,  (A) give notice to Party B of the  occurrence of such S&P Required  Rating  Downgrade,  and (B) within 10 Business Days of the occurrence of such
Ratings  Withdrawal  comply  with the terms of the Credit  Support  Annex and (C) within 60 days of the date of the
S&P  Required  Ratings  Downgrade,  in addition to posting  collateral  pursuant  to the Credit  Support  Annex (i)
transfer (at its own cost) Party A's rights and  obligations  hereunder to another party,  subject to  satisfaction of the Rating Agency Condition or (ii) obtain a guaranty of its obligations  hereunder from another party,  subject to the  satisfaction of the Rating Agency  Condition,  and such guaranty shall remain in effect only for so long as a S&P Required  Rating  Downgrade is continuing  with respect to Party A. For the purpose  hereof,  a "S&P Required
Rating  Downgrade"  shall occur with respect to Party A (or its Credit  Support  Provider)  (x) if such entity is a
Financial  Institution,  its the short-term  senior unsecured  deposit rating is withdrawn by S&P or cease to be at least "A-2" (or if its  short-term  rating is not available by S&P, in the event that its  long-term  unsecured and unsubordinated  debt  rating is cease to be at least  "BBB+" by S&P) or (y) with  respect to Party A (or its Credit
Support  Provider)  if such entity is not a Financial  Institution,  at any time its  short-term  senior  unsecured deposit  rating is withdrawn or reduced  below "A-1" (or if its  short-term  rating is not available by S&P, in the event that its long-term unsecured and unsubordinated debt rating is cease to be at least "A+" by S&P).

         "Financial Institution" means a bank, broker/dealer,  insurance company,  structured investment vehicle or derivative product company.

          "Rating Agency Condition" means, with respect to any action taken or to be taken, a condition that is satisfied when S&P, Moody's and Fitch have confirmed in writing that such action would not result in the downgrade, qualification (if applicable) or withdrawal of the rating then assigned by such Rating Agency to the
Certificates.

         (II)  MOODY'S DOWNGRADE PROVISIONS.

                  (A)      Moody's  First  Rating  Trigger  Collateral.  For purposes of this  section,  if Party A has failed to comply with or perform any  obligation  to be complied with or performed by Party A in  accordance  with the Credit  Support Annex from time to time entered into between Party A and
                  Party B in  relation  to  this  Agreement  and  either  (x) the  Moody's  Second  Rating  Trigger
                  Requirements  do not apply or (y) less than 30 Local  Business  Days have elapsed  since the last time the Moody's Second Rating  Trigger  Requirements  did not apply,  such failure by Party A to comply with the provisions set forth above shall constitute an Additional  Termination  Event for which Party A shall be the sole Affected Party.

                  (B)      Moody's  Second  Rating  Trigger  Replacement.  It  shall be an  Additional  termination
                  Event with respect to Party A as sole Affected  Party if (x) the Moody's  Second  Rating  Trigger
                  Requirements  apply  and 30 or more  Local  Business  Days have  elapsed  since the last time the
                  Moody's  Second  Rating  Trigger  Requirements  did not apply  and (y) (i) at least one  Eligible
                  Replacement  has made a Firm Offer  (which  remains  capable of  becoming  legally  binding  upon acceptance)  to be the  transferee  of a transfer  to be made in  accordance  with Part  5(m)(ii)
                  below and/or (ii) at least one entity with the Moody's  First Trigger  Required  Ratings has made a Firm Offer (which remains  capable of becoming  legally binding upon acceptance by the offeree)
                  to provide an Eligible  Guarantee  in respect of all of Party A's present and future  obligations under this Agreement

                  For the purpose of sub-paragraph (B) and (C) above:

                  "Eligible  Guarantee"  means an  unconditional  and  irrevocable  guarantee that is provided by a guarantor as principal  debtor rather than surety and is directly  enforceable  by Party B, where either  (A) a law  firm  has  given a  legal  opinion  confirming  that  none of the  guarantor's payments  to Party B under such  guarantee  will be subject  to  withholding  for Tax or (B) such guarantee  provides  that,  in the event  that any of such  guarantor's  payments  to Party B are subject to withholding  for tax, such guarantor is required to pay such  additional  amount as is necessary  to ensure  that the net  amount  actually  received  by Party B (free and clear of any withholding  tax) will equal the full amount Party B would have received had no such  withholding been required.

                  "Eligible  Replacement"  means an entity (A) (i) with the Moody's First Trigger  Required Ratings or (ii) whose  present  and future  obligations  owing to Party B are  guaranteed  pursuant to an
                  Eligible  Guarantee  provided by a guarantor with the Moody's First Trigger  Required Ratings and
                  (B) with a short-term  unsecured and  unsubordinated  debt rating of at least "A-1" by S&P (or if its  short-term  rating is not  available by S&P, in the event that its  long-term  unsecured and unsubordinated  debt  rating  is at  least  "A+"  by  S&P)  and  with  short-term  unsecured  and unsubordinated debt rating of at least "F1" by Fitch

                  "Firm  Offer"  means an offer  which,  when made,  was capable of becoming  legally  binding upon acceptance.

                  "Moody's  Short-term  Rating"  means a rating  assigned by Moody's  under its  short-term  rating scale in respect of an entity's short-term, unsecured and unsubordinated debt obligations.

                  "Relevant  Entities"  means Party A and any guarantor  under an Eligible  Guarantee in respect of all of Party A's present and future obligations under this Agreement.

                  An entity shall have the "Moody's  First Trigger  Required  Ratings" (x) where such entity is the subject  of a  Moody's  Short-term  Rating,  if such  rating  is  "Prime-1"  and  its  long-term, unsecured  and  unsubordinated  debt or  counterparty  obligations  are  rated  "A2" or  above by
                  Moody's  and (y) where such  entity is not the  subject of a Moody's  Short-term  Rating,  if its long-term,  unsecured  and  unsubordinated  debt or  counterparty  obligations  are rated "A1" or above by Moody's.

                  The "Moody's  Second Rating Trigger  Requirements"  shall apply so long as no Relevant Entity has the Second Trigger Required Ratings.

                  An entity shall have the "Moody's Second Trigger  Required  Ratings" (x) where such entity is the subject of a Moody's  Short-term  Rating, if such rating is "Prime-2" or above and its long-term, unsecured and  unsubordinated  debt  obligations are rated "A3" or above by Moody's and (y) where such entity is not the subject of a Moody's  Short-term  Rating, if its long-term,  unsecured and unsubordinated debt obligations are rated "A3" or above by Moody's.

                  So long as the Moody's Second Rating  Trigger  Requirements  apply,  Party A will at its own cost use commercially  reasonable  efforts to, as soon as reasonably  practicable,  procure either (x)
                  an Eligible  Guarantee in respect of all of Party A's present and future  obligations  under this
                  Agreement to be provided by a guarantor  with the Moody's First Trigger  Required  Ratings and/or the Moody's Second Trigger  Required  Ratings or (y) a transfer in accordance  with Section 9(ii)
                  below.

         (III)    TRANSFERS.

                  (a)      Section 7 of the ISDA Form shall not apply to Party A and,  subject to Section  6(b)(ii)
                  of the ISDA Form and Section  9(v) herein,  Party A may not transfer  (whether by way of security or otherwise)  any interest or obligation  in or under this  Agreement  without the prior written consent of Party B and Party A has  satisfied The Rating  Agency  Condition  with respect to S&P.
                  Any transfer  pursuant to this Section will require that the  transferee  enter into a Regulation
                  AB indemnification  agreement  substantially  similar to the one previously entered into by Party
                  A.

                  (b)      Subject  to  Section  9(v)  below,  Party  A may  (at  its  own  cost)  transfer  all or substantially  all of its rights and  obligations  with  respect to this  Agreement  to any other entity (a "TRANSFEREE")  that is an Eligible  Replacement,  provided that Party B shall determine in its sole  discretion  in  accordance  with the Pooling and  Servicing  Agreement,  acting in a commercially  reasonable  manner,  whether or not a transfer relates to all or substantially  all of Party A's rights and  obligations  under this  Agreement  and Party A has satisfied The Rating
                  Agency  Condition with respect to S&P.  Following such transfer,  all references to Party A shall be deemed to be references to the Transferee.

         (c)      If an entity has made a Firm Offer  (which  remains  capable of  becoming  legally  binding  upon acceptance)  to be the  transferee  of a transfer  to be made in  accordance  with (ii) above and
                  Party A has satisfied The Rating Agency  Condition  with respect to S&P,  Party B shall (at Party
                  A's cost) at Party A's written  request,  take any reasonable steps required to be taken by it to effect  such  transfer  provided  that such steps  shall be in  accordance  with the  Pooling and
                  Servicing Agreement.

         (IV)     TAX.  Notwithstanding  the definition of  "Indemnifiable  Tax" in Section 14 of the ISDA Form, in
relation  to payments  by Party A, any Tax shall be an  Indemnifiable  Tax and, in relation to payments by Party B, no Tax shall be an Indemnifiable Tax.

         (V)      RATING  AGENCY  NOTIFICATIONS.  Notwithstanding  any  other  provision  of this  Agreement,  this
Agreement  shall not be amended,  no Early  Termination  Date shall be  effectively  designated  by Party B, and no transfer of any rights or  obligations  under this  Agreement  shall be made (other than a transfer of all of Party
A's rights and  obligations  with respect to this Agreement in accordance  with Section 9(ii) above) unless Moody's has been given prior written notice of such amendment, designation or transfer.

10.      ADDITIONAL TERMINATION EVENTS.

(a)      A Ratings  Event or a S&P Required  Rating  Downgrade  occurs as set forth in Section 9 hereof and Party A fails to  satisfy  the  requirements  set forth in  Section  9 hereof.  Party A shall be the sole
                  Affected Party.

(b)      The Pooling and Servicing  Agreement is amended or modified,  without the prior  written  consent of Party
                  A, in any manner  which  materially  adversely  affects  Party A, and such  consent  is  required pursuant to the Pooling and Servicing Agreement.  Party B shall be the sole Affected Party.

(c)      The Trust Fund (as defined in the Pooling and Servicing  Agreement) is terminated  pursuant to the Pooling and Servicing  Agreement or notice of the  Terminator's  (as defined in the Pooling and Servicing
                  Agreement)  intention to exercise its option to purchase the Mortgage  Loans  pursuant to Section
                  9.01 of the  Pooling  and  Servicing  Agreement  is given by the  Trustee  to  Certificateholders pursuant  to Section  9.01 of the  Pooling  and  Servicing  Agreement.  Party B shall be the sole
                  Affected Party.

11.      NON-PETITION.

         Party A hereby  irrevocably and  unconditionally  agrees that it will not institute  against,  or join any other  person in  instituting  against or cause any other  person to  institute  against  Party B, any  bankruptcy, reorganization,  arrangement,  insolvency,  or similar proceeding under the laws of the United States, or any other jurisdiction  for the  non-payment of any amount due hereunder or any other reason until the payment in full of the certificates  issued by Party B under the Pooling and  Servicing  Agreement  and the  expiration of a period of one year plus ten days (or, if longer, the applicable preference period) following such payment.

12.      TAX REPRESENTATIONS.

(a)      Payer  Representations.  For the purpose of Section  3(e) of the ISDA Form,  Party A and Party B will make the following representations:

         It is not  required  by any  applicable  law, as modified  by the  practice of any  relevant  governmental revenue  authority,  of any Relevant  Jurisdiction  to make any deduction or withholding for or on account of any Tax from any payment  (other than interest  under Section 2(e),  6(d)(ii) or 6(e) of the Agreement)
         to be made by it to the other party under the Agreement.  In making this representation, it may rely on:

(i)      the accuracy of any representations made by the other party pursuant to Section 3(f) of the Agreement;

(ii)     the  satisfaction  of the agreement  contained in Section  4(a)(iii) of the Agreement and the accuracy and effectiveness  of any  document  provided  by  the  other  party  pursuant  to  Section  4(a)(iii)  of the
         Agreement; and

(iii)    the  satisfaction  of the  agreement  of the other  party  contained  in  Section  4(d) of the  Agreement, provided that it shall not be a breach of this representation  where reliance is placed on clause (ii) and the other  party  does not  deliver a form or  document  under  Section  4(a)(iii)  by reason of  material prejudice to its legal or commercial position.

(b)      Payee Representations.  For the purpose of Section 3(f) of the Agreement, each of Party A and Party B make the following representations.

         The following representation will apply to Party A:

         Party A is a national banking association organized under the federal laws of the United States and its
         U.S.  taxpayer identification number is 20-1177241.

         The following representation will apply to Party B:

         LaSalle Bank National Association is the Trustee and Supplemental Interest Trust Trustee under the
         Pooling and Servicing Agreement.

13.      NON-RECOURSE PROVISIONS.

         Notwithstanding  anything  to the  contrary  contained  herein,  none of  Party B or any of its  officers, directors,  or  shareholders  (the  "Non-recourse  Parties")  shall be  personally  liable for the payment by or on behalf of the RAAC  Series  2007-SP2  Trust  hereunder,  and Party A shall be limited to a  proceeding  against the
Collateral  or against any other third party other than the  Non-recourse  Parties,  and Party A shall not have the right to proceed  directly  against the RAAC Series  2007-SP2  Trust for the  satisfaction  of any  monetary  claim against the  Non-recourse  Parties or for any  deficiency  judgment  remaining  after  foreclosure  of any property included in such  Collateral  and  following  the  realization  of the  Collateral,  any claims of Party A shall be extinguished.

14.      DOCUMENTS TO BE DELIVERED.  For the purpose of Sections 4(a)(i) and 4(a)(iii):

(1)        Tax forms, documents, or certificates to be delivered are:

----------------------------------------------------- ------------------------------------------- ---------------------------------------------------------------
PARTY REQUIRED TO DELIVER DOCUMENT                    FORM/DOCUMENT/                              DATE BY WHICH TO BE DELIVERED
                                                      CERTIFICATE
----------------------------------------------------- ------------------------------------------- ---------------------------------------------------------------
----------------------------------------------------- ------------------------------------------- ---------------------------------------------------------------
Party A and                                           Any document required or reasonably         Promptly after the earlier of (i) reasonable demand by either
Party B                                               requested to allow the other party to       party or (ii) learning that such form or document is required.
                                                      make payments under this Agreement
                                                      without any deduction or withholding for
                                                      or on the account of any Tax or with such
                                                      deduction or withholding at a reduced
                                                      rate.
----------------------------------------------------- ------------------------------------------- ---------------------------------------------------------------

(2)        Other documents to be delivered (unless publicly available) are:

-------------------------------------- --------------------------------------------- ----------------------------------------- ---------------------------------
PARTY REQUIRED TO DELIVER DOCUMENT     FORM/DOCUMENT/                                DATE BY WHICH TO BE DELIVERED             COVERED BY SECTION 3(D)
                                       CERTIFICATE                                                                             REPRESENTATION
-------------------------------------- --------------------------------------------- ----------------------------------------- ---------------------------------
-------------------------------------- --------------------------------------------- ----------------------------------------- ---------------------------------
Party A and Party B                    Any documents to evidence the authority of    Upon the execution and delivery of this                 Yes
                                       the delivering party for it to execute and    Agreement and such Confirmation.
                                       deliver this Confirmation.
-------------------------------------- --------------------------------------------- ----------------------------------------- ---------------------------------
-------------------------------------- --------------------------------------------- ----------------------------------------- ---------------------------------
                                                                                                                                             Yes
Party A and Party B                    A certificate of an authorized officer of
                                       the party, as to the incumbency and           Upon the execution and delivery of this
                                       authority of the respective officers of the   Confirmation.
                                       party signing this Confirmation.

-------------------------------------- --------------------------------------------- ----------------------------------------- ---------------------------------
-------------------------------------- --------------------------------------------- ----------------------------------------- ---------------------------------
Party A                                Legal opinion(s) with respect to such party   Within 5 Local Business Days of                          No
                                       and its Credit Support Provider, if any,      execution hereof.
                                       for it, reasonably satisfactory in form and
                                       substance to the other party relating to
                                       the enforceability of the party's
                                       obligations under this Agreement.
-------------------------------------- --------------------------------------------- ----------------------------------------- ---------------------------------
-------------------------------------- --------------------------------------------- ----------------------------------------- ---------------------------------

Party A                                Annual Financial Statements of Party A as     Promptly upon request made by Party B.                  Yes
                                       set forth in Party A's Call Report.
-------------------------------------- --------------------------------------------- ----------------------------------------- ---------------------------------
-------------------------------------- --------------------------------------------- ----------------------------------------- ---------------------------------
Party B                                Each other report or other document           Promptly upon request by Party A, or                     No
                                       required to be delivered by or to Party B     with respect to any particular type of
                                       under the terms of the Pooling and            report or other document as to which
                                       Servicing Agreement, other than those         Party A has previously made request to
                                       required to be delivered directly by the      receive all reports or documents of
                                       Trustee to Party A thereunder.                that type, promptly upon delivery or
                                                                                     receipt of such report or document by
                                                                                     Party B and delivery shall be satisfied
                                                                                     by posting such report on Party B's
                                                                                     website http://www.usbank.com/mbs.
-------------------------------------- --------------------------------------------- ----------------------------------------- ---------------------------------

15.      WAIVER OF RIGHT TO TRIAL BY JURY.

         EACH PARTY HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHTS TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL
PROCEEDING ARISING OUT OF OR RELATING TO THIS TRANSACTION.

16.      ELIGIBLE CONTRACT PARTICIPANT.

         Each party represents to the other party that it is an "eligible contract participant" as defined in
Section 1a(12) of the U.S. Commodity Exchange Act, as amended.

17.      NOTICE BY FACSIMILE TRANSMISSION.

         Section 12(a) of the ISDA Form is hereby amended by deleting the parenthetical "(except that a notice or other communication under Section 5 or 6 may not be given by facsimile transmission or electronic messaging system)."

This  Agreement may be executed in several  counterparts,  each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

We are very pleased to have executed this Transaction  with you and we look forward to completing other  transactions with you in the near future.

Very truly yours,

HSBC BANK USA, NATIONAL ASSOCIATION

By:      /s/ Charleen Collins
         Name:  Charleen Collins
         Title: Vice President ID# 15564

By:      /s/ Dennis J. Nevins
         Name:  Dennis J. Nevins
         Title: Officer ID# 15157

Confirmed as of the date above:

RAAC SERIES 2007-SP2 TRUST

By:      LaSalle Bank National Association not in its individual capacity but solely in its capacity as Trustee for the benefit of the RAAC Series 2007-SP2
          Trust

By:      /s/ Susan L. Feld
         Name:  Susan L. Feld
         Title: Vice President

                                                    SCHEDULE A

With respect to calculating a Fixed Amount or Floating Amount for any Calculation Period falling within the periods set forth below, the Notional Amount shall be the amount set forth opposite the relevant period and underneath the caption Notional Amount, as follows:

------------------------------------------------------------------------------- ------------------------------
                         For the Calculation Periods                                   Notional Amount
------------------------------------------------------------------------------- ------------------------------
--------------------------------------- --------------------------------------- ------------------------------
         From and including:*                     To but excluding:*                       in USD:
--------------------------------------- --------------------------------------- ------------------------------
--------------------------------------- --------------------------------------- ------------------------------
                    The Effective Date                         August 25, 2007                 283,621,956.85
--------------------------------------- --------------------------------------- ------------------------------
--------------------------------------- --------------------------------------- ------------------------------
                       August 25, 2007                      September 25, 2007                 274,761,803.75
--------------------------------------- --------------------------------------- ------------------------------
--------------------------------------- --------------------------------------- ------------------------------
                    September 25, 2007                        October 25, 2007                 264,815,953.31
--------------------------------------- --------------------------------------- ------------------------------
--------------------------------------- --------------------------------------- ------------------------------
                      October 25, 2007                       November 25, 2007                 254,923,899.46
--------------------------------------- --------------------------------------- ------------------------------
--------------------------------------- --------------------------------------- ------------------------------
                     November 25, 2007                       December 25, 2007                 243,260,970.00
--------------------------------------- --------------------------------------- ------------------------------
--------------------------------------- --------------------------------------- ------------------------------
                     December 25, 2007                        January 25, 2008                 232,967,883.99
--------------------------------------- --------------------------------------- ------------------------------
--------------------------------------- --------------------------------------- ------------------------------
                      January 25, 2008                       February 25, 2008                 221,728,518.91
--------------------------------------- --------------------------------------- ------------------------------
--------------------------------------- --------------------------------------- ------------------------------
                     February 25, 2008                          March 25, 2008                 210,623,465.26
--------------------------------------- --------------------------------------- ------------------------------
--------------------------------------- --------------------------------------- ------------------------------
                        March 25, 2008                          April 25, 2008                 201,085,601.22
--------------------------------------- --------------------------------------- ------------------------------
--------------------------------------- --------------------------------------- ------------------------------
                        April 25, 2008                            May 25, 2008                 192,691,206.85
--------------------------------------- --------------------------------------- ------------------------------
--------------------------------------- --------------------------------------- ------------------------------
                          May 25, 2008                           June 25, 2008                 184,694,586.95
--------------------------------------- --------------------------------------- ------------------------------
--------------------------------------- --------------------------------------- ------------------------------
                         June 25, 2008                           July 25, 2008                 177,054,558.38
--------------------------------------- --------------------------------------- ------------------------------
--------------------------------------- --------------------------------------- ------------------------------
                         July 25, 2008                         August 25, 2008                 169,733,692.00
--------------------------------------- --------------------------------------- ------------------------------
--------------------------------------- --------------------------------------- ------------------------------
                       August 25, 2008                      September 25, 2008                 162,647,539.82
--------------------------------------- --------------------------------------- ------------------------------
--------------------------------------- --------------------------------------- ------------------------------
                    September 25, 2008                        October 25, 2008                 155,652,635.02
--------------------------------------- --------------------------------------- ------------------------------
--------------------------------------- --------------------------------------- ------------------------------
                      October 25, 2008                       November 25, 2008                 148,452,597.53
--------------------------------------- --------------------------------------- ------------------------------
--------------------------------------- --------------------------------------- ------------------------------
                     November 25, 2008                       December 25, 2008                 138,560,294.11
--------------------------------------- --------------------------------------- ------------------------------
--------------------------------------- --------------------------------------- ------------------------------
                     December 25, 2008                        January 25, 2009                  95,571,924.43
--------------------------------------- --------------------------------------- ------------------------------
--------------------------------------- --------------------------------------- ------------------------------
                      January 25, 2009                       February 25, 2009                  82,756,979.51
--------------------------------------- --------------------------------------- ------------------------------
--------------------------------------- --------------------------------------- ------------------------------
                     February 25, 2009                          March 25, 2009                  78,525,794.97
--------------------------------------- --------------------------------------- ------------------------------
--------------------------------------- --------------------------------------- ------------------------------
                        March 25, 2009                          April 25, 2009                  75,052,739.21
--------------------------------------- --------------------------------------- ------------------------------
--------------------------------------- --------------------------------------- ------------------------------
                        April 25, 2009                            May 25, 2009                  71,962,622.20
--------------------------------------- --------------------------------------- ------------------------------
--------------------------------------- --------------------------------------- ------------------------------
                          May 25, 2009                           June 25, 2009                  69,215,470.25
--------------------------------------- --------------------------------------- ------------------------------
--------------------------------------- --------------------------------------- ------------------------------
                         June 25, 2009                           July 25, 2009                  66,687,057.34
--------------------------------------- --------------------------------------- ------------------------------
--------------------------------------- --------------------------------------- ------------------------------
                         July 25, 2009                         August 25, 2009                  64,241,567.44
--------------------------------------- --------------------------------------- ------------------------------
--------------------------------------- --------------------------------------- ------------------------------
                       August 25, 2009                      September 25, 2009                  61,913,266.73
--------------------------------------- --------------------------------------- ------------------------------
--------------------------------------- --------------------------------------- ------------------------------
                    September 25, 2009                        October 25, 2009                  59,677,741.17
--------------------------------------- --------------------------------------- ------------------------------
--------------------------------------- --------------------------------------- ------------------------------
                      October 25, 2009                       November 25, 2009                  57,302,741.89
--------------------------------------- --------------------------------------- ------------------------------
--------------------------------------- --------------------------------------- ------------------------------
                     November 25, 2009                       December 25, 2009                  55,119,347.16
--------------------------------------- --------------------------------------- ------------------------------
--------------------------------------- --------------------------------------- ------------------------------
                     December 25, 2009                        January 25, 2010                  51,230,305.49
--------------------------------------- --------------------------------------- ------------------------------
--------------------------------------- --------------------------------------- ------------------------------
                      January 25, 2010                       February 25, 2010                  48,020,850.03
--------------------------------------- --------------------------------------- ------------------------------
--------------------------------------- --------------------------------------- ------------------------------
                     February 25, 2010                          March 25, 2010                  46,406,411.05
--------------------------------------- --------------------------------------- ------------------------------
--------------------------------------- --------------------------------------- ------------------------------
                        March 25, 2010                          April 25, 2010                  44,849,826.23
--------------------------------------- --------------------------------------- ------------------------------
--------------------------------------- --------------------------------------- ------------------------------
                        April 25, 2010                            May 25, 2010                  43,348,821.65
--------------------------------------- --------------------------------------- ------------------------------
--------------------------------------- --------------------------------------- ------------------------------
                          May 25, 2010                           June 25, 2010                  41,901,223.02
--------------------------------------- --------------------------------------- ------------------------------
--------------------------------------- --------------------------------------- ------------------------------
                         June 25, 2010                           July 25, 2010                  40,504,950.79
--------------------------------------- --------------------------------------- ------------------------------
--------------------------------------- --------------------------------------- ------------------------------
                         July 25, 2010                         August 25, 2010                  39,148,693.48
--------------------------------------- --------------------------------------- ------------------------------
--------------------------------------- --------------------------------------- ------------------------------
                       August 25, 2010                      September 25, 2010                  37,849,752.64
--------------------------------------- --------------------------------------- ------------------------------
--------------------------------------- --------------------------------------- ------------------------------
                    September 25, 2010                        October 25, 2010                  36,596,103.11
--------------------------------------- --------------------------------------- ------------------------------
--------------------------------------- --------------------------------------- ------------------------------
                      October 25, 2010                       November 25, 2010                  35,341,513.42
--------------------------------------- --------------------------------------- ------------------------------
--------------------------------------- --------------------------------------- ------------------------------
                     November 25, 2010                       December 25, 2010                  34,176,643.05
--------------------------------------- --------------------------------------- ------------------------------
--------------------------------------- --------------------------------------- ------------------------------
                     December 25, 2010                        January 25, 2011                  33,000,196.72
--------------------------------------- --------------------------------------- ------------------------------
--------------------------------------- --------------------------------------- ------------------------------
                      January 25, 2011                       February 25, 2011                  31,917,736.21
--------------------------------------- --------------------------------------- ------------------------------
--------------------------------------- --------------------------------------- ------------------------------
                     February 25, 2011                          March 25, 2011                  30,865,932.62
--------------------------------------- --------------------------------------- ------------------------------
--------------------------------------- --------------------------------------- ------------------------------
                        March 25, 2011                          April 25, 2011                  29,857,034.92
--------------------------------------- --------------------------------------- ------------------------------
--------------------------------------- --------------------------------------- ------------------------------
                        April 25, 2011                            May 25, 2011                  28,882,590.89
--------------------------------------- --------------------------------------- ------------------------------
--------------------------------------- --------------------------------------- ------------------------------
                          May 25, 2011                           June 25, 2011                  27,941,299.21
--------------------------------------- --------------------------------------- ------------------------------
--------------------------------------- --------------------------------------- ------------------------------
                         June 25, 2011                           July 25, 2011                  27,032,060.67
--------------------------------------- --------------------------------------- ------------------------------
--------------------------------------- --------------------------------------- ------------------------------
                         July 25, 2011                         August 25, 2011                  26,152,910.57
--------------------------------------- --------------------------------------- ------------------------------
--------------------------------------- --------------------------------------- ------------------------------
                       August 25, 2011                      September 25, 2011                  25,279,164.20
--------------------------------------- --------------------------------------- ------------------------------
--------------------------------------- --------------------------------------- ------------------------------
                    September 25, 2011                        October 25, 2011                  24,429,286.83
--------------------------------------- --------------------------------------- ------------------------------
--------------------------------------- --------------------------------------- ------------------------------
                      October 25, 2011                       November 25, 2011                  23,395,117.66
--------------------------------------- --------------------------------------- ------------------------------
--------------------------------------- --------------------------------------- ------------------------------
                     November 25, 2011                       December 25, 2011                  22,353,318.28
--------------------------------------- --------------------------------------- ------------------------------
--------------------------------------- --------------------------------------- ------------------------------
                     December 25, 2011                        January 25, 2012                  21,421,167.83
--------------------------------------- --------------------------------------- ------------------------------
--------------------------------------- --------------------------------------- ------------------------------
                      January 25, 2012                       February 25, 2012                  20,615,860.89
--------------------------------------- --------------------------------------- ------------------------------
--------------------------------------- --------------------------------------- ------------------------------
                     February 25, 2012                          March 25, 2012                  19,973,003.62
--------------------------------------- --------------------------------------- ------------------------------
--------------------------------------- --------------------------------------- ------------------------------
                        March 25, 2012                          April 25, 2012                  19,350,237.45
--------------------------------------- --------------------------------------- ------------------------------
--------------------------------------- --------------------------------------- ------------------------------
                        April 25, 2012                            May 25, 2012                  18,746,926.68
--------------------------------------- --------------------------------------- ------------------------------
--------------------------------------- --------------------------------------- ------------------------------
                          May 25, 2012                    The Termination Date                  18,162,456.23
--------------------------------------- --------------------------------------- ------------------------------

* All dates listed above (with the exception of the Effective Date) are subject to adjustment in accordance with the  Following Business Day Convention